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                                                                  EXHIBIT 10.37



                          AMENDMENT TO LOAN AGREEMENT


         THIS AMENDMENT TO LOAN AGREEMENT (the "Amendment") is dated as of December 8, 1998, between CHICO'S FAS, INC., a Florida corporation (the "Borrower"), and NATIONSBANK, N.A., a national banking association (successor by merger to Founder's National Trust Bank) (the "Bank").

                                   BACKGROUND

         Borrower and Bank executed a Loan Agreement dated January 4, 1996 (the "Agreement"). The Agreement relates to (1) the purchase by Founder's National Trust Bank of certain promissory notes secured by a mortgage upon and security interest in certain property of Borrower (such promissory notes being referred to therein as the "Original Notes"), the mortgage and security agreement relating thereto, as modified (such mortgage and security agreement, as modified, being referred to therein as the "Original Mortgage"), the collateral assignment of rents and leases relating thereto (such collateral assignment of rents and leases being referred to therein as the "Collateral Assignment") and various other related loan documents, (2) the grant of a future advance to Borrower under the Original Mortgage, and (3) the modification, extension, renewal and consolidation of the terms of the terms and provisions of the Original Notes and the amendment and restatement of the Original Mortgage. Pursuant to the provisions of the Agreement, Bank is considered to have made a $5,587,500.00 real estate loan to Borrower, evidenced by a note referred to therein as the "Consolidated Replacement Note." Borrower has now requested certain amendments to the Agreement and Bank has agreed to the request of Borrower on the terms and conditions of this Amendment.

                                     TERMS

         NOW, THEREFORE, in consideration of the foregoing and the promises contained herein, the parties agree as follows:

         1. DEFINED TERMS. Any capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         2. AMENDED PROVISIONS. Subject to the conditions set forth in paragraph 4 hereof, the Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

         (a) The following subsections of the Agreement are deleted in their entirety: (i) 3.20(m); (ii) 3.20(n); and (iii) 3.20(o).

         (b) The following subsection is added at the end of Article 5.1 of the Agreement:

              (q) The occurrence of a default under the Third Amended and Restated Credit Agreement dated December 30, 1995, as amended, between Borrower and Bank, or any other Loan Document (as defined therein) relating thereto beyond all applicable notice, grace and cure periods.

         3. EXPENSES. Without limiting the provisions of the Agreement, Borrower covenants and agrees to pay all costs and expenses of Bank in connection with the closing of the transactions evidenced hereby, including, but not limited to, Bank's reasonable attorneys' fees, recording or filing costs or expenses, intangible taxes, documentary stamps, surtax and other revenue fees, and similar items.




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         4.  LOAN AGREEMENT, RATIFICATION, NO NOVATION. Except as expressly modified or supplemented hereby, the Agreement and all agreements, instruments, and documents executed or delivered pursuant thereto (collectively, the "Loan Documents") have remained and shall remain at all times in full force and effect in accordance with their respective terms, and have not been novated by the provisions of this Amendment.

         5. REPRESENTATIONS AND WARRANTIES. To induce Bank to enter into this Amendment and to perform the transactions described herein, Borrower hereby represents and warrants to Bank that Borrower has re-examined the Agreement and on and as of the date hereof:

              (a) The representations and warranties made by the Borrower in
Article III of the Agreement are correct and complete as of the date of this Amendment, except to the extent written waivers have been provided by the Bank;

              (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower since the date of the most recent financial reports of the Borrower received by the Bank under Article 2.2 thereof, other than changes in the ordinary course of business; and

              (c) No event has occurred and no condition exists that, upon the consummation of the transaction contemplated hereby, constitutes a default or an Event of Default on the part of the Borrower under the Agreement or any Note, either immediately or with the lapse of time or the giving of notice, or both.

         6. NO WAIVER BY BANK. The execution of this Amendment shall not constitute a waiver of any default or Event of Default in the Agreement or any other Loan Document existing on the date hereof, nor shall it eliminate any right which Bank may otherwise have to accelerate the indebtedness subject to the Agreement by virtue of any default or Event of Default.

         7. RELIANCE UPON, SURVIVAL OF, AND MATERIALITY OF REPRESENTATIONS AND WARRANTIES, AGREEMENTS, AND COVENANTS. All representations and warranties, agreements, and covenants made by Borrower herein are material and shall be deemed to have been relied upon by Bank, notwithstanding any investigation heretofore or hereafter made by Bank, shall survive the execution and delivery of this Amendment, and shall continue in full force and effect so long as any indebtedness is owed by Borrower to Bank.

         8. COOPERATION, FURTHER ASSURANCES. Borrower agrees to cooperate with Bank so that the interests of Bank are protected and the intent of the Loan Documents and this Amendment can be effectuated.

         9. ESTOPPEL AND RELEASE. Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of such party as against Bank with respect to any of the Loan Documents, any collateral therefor, or any other aspect of the transactions contemplated by the Agreement or the Loan Documents. In connection with the foregoing, Borrower hereby releases and discharges Bank, its subsidiaries, affiliates, directors, officers, employees, attorneys, agents, successors, and assigns from any and all rights, claims, demands, actions, causes of action, suits, proceedings, agreements, contracts, judgments, damages, debts, duties, liabilities, or obligations of any kind or character, including without limitation such claims and defenses as fraud, mistake, and usury, whether in law or in equity,




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known or unknown, choate or inchoate, which it has had, now has, or hereafter may have, arising under or in any manner relating to, whether directly or indirectly, the Loan Documents, any collateral therefor or guaranties thereof, or any other aspect of the transactions contemplated thereby, from the beginning of time until the date hereof.

         10. COURSE OF DEALING; AMENDMENT; SUPPLEMENTAL AGREEMENTS. No course of dealing between the parties hereto shall be effective to amend, modify, or change any provision of this Amendment or the other Loan Documents. This Amendment, the Agreement and the other Loan Documents may not be amended, modified, or changed in any respect except by an agreement in writing signed by the party against whom such change is to be enforced. The parties hereto may, subject to the provisions of this Section, from time to time, enter into written agreements supplemental hereto for the purpose of adding any provision to this Amendment or the other Loan Documents or changing in any manner the rights and obligations of the parties hereunder. Any such supplemental agreement in writing shall be binding upon the parties thereto.

         11. HEADINGS. The titles and headings preceding the text of the paragraphs of this Amendment have been inserted solely for convenience of reference and shall neither constitute a part of this Amendment nor affect its meaning, interpretation, or effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.


WITNESSES:                                CHICO'S FAS, INC.,
                                          a Florida corporation


/s/                                       By: /s/ Charles J. Kleman
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                                                  Charles J. Kleman,
/s/                                               Executive Vice President -
-----------------------------------               Finance



                                          NATIONSBANK, N.A.,
                                          a national banking association



                                          By: /s/ James G. Allgood
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                                                  James G. Allgood,
                                                  Senior Vice President




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